SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2006

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

                                                         of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events

On November 6, 2006, Cordia Communications Corp. (“Cordia”) a wholly-owned subsidiary of Cordia Corporation, a Nevada corporation, entered into a Local Services Platform Agreement (“Agreement”) with Qwest Corporation, a Colorado corporation.  This Agreement serves as a replacement to the multi-state network access and services agreement entered into by Cordia and Qwest during November 2004 with the benefit of extending the term by approximately two and a half (2 ½ ) years.

The information included in this Form 8-K is not to be incorporated into Cordia’s other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

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Date: November 13, 2006                                                                                    Joel Dupré, Chief Executive Officer

                                                                                                                               Duly Authorized Officer